LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                          ENDED OCTOBER 31, 2000

Seeks long-term growth of capital primarily through equity investment in emerging markets around the globe.

KEMPER EMERGING
MARKETS GROWTH FUND

  "... In the Pacific Rim, we believe that the long-term outlook is generally as positive now as it was during the early part of the year, with the key difference being valuations -- in many cases they've fallen to the low end of their historical range. This actually offers a significant opportunity to purchase shares in high-quality, well-managed companies whose valuations have been depressed by short-term developments. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
7
PERFORMANCE UPDATE
10
LARGEST HOLDINGS
11
PERFORMANCE UPDATE
12
PORTFOLIO OF INVESTMENTS
17
FINANCIAL STATEMENTS
20
FINANCIAL HIGHLIGHTS
22
NOTES TO FINANCIAL STATEMENTS
26
REPORT OF INDEPENDENT AUDITORS

AT A GLANCE

 KEMPER EMERGING MARKETS GROWTH FUND TOTAL RETURNS
 FOR THE ONE-YEAR PERIOD ENDING OCTOBER 31, 2000 (UNADJUSTED FOR ANY SALES
 CHARGE)
[BAR GRAPH]

                                                     KEMPER EMERGING             KEMPER EMERGING
                                                   MARKETS GROWTH FUND         MARKETS GROWTH FUND       LIPPER EMERGING MARKETS
KEMPER EMERGING MARKETS GROWTH FUND CLASS A              CLASS B                     CLASS C             FUNDS CATEGORY AVERAGE*
-------------------------------------------        -------------------         -------------------       -----------------------
-3.48                                                     -4.29                       -4.17                       -2.78

PERFORMANCE IS HISTORICAL AND INCLUDES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE OF CLASSES WILL DIFFER. FOR ADDITIONAL INFORMATION, PLEASE SEE THE FUND'S PROSPECTUS.

RETURNS DURING PART OF THE PERIODS SHOWN INCLUDE THE EFFECT OF A TEMPORARY WAIVER OF MANAGEMENT FEES AND/OR ABSORPTION OF CERTAIN OPERATING EXPENSES BY THE INVESTMENT ADVISOR. WITHOUT SUCH WAIVER OR ABSORPTION, RETURNS WOULD HAVE BEEN LOWER AND RATINGS OR RANKINGS MIGHT HAVE BEEN LESS FAVORABLE.

 NET ASSET VALUE

                                   AS OF      AS OF
                                  10/31/00   10/31/99
 .........................................................
    KEMPER EMERGING MARKETS
    GROWTH FUND CLASS A              $9.16      $9.49
 .........................................................
    KEMPER EMERGING MARKETS
    GROWTH FUND CLASS B              $8.93      $9.33
 .........................................................
    KEMPER EMERGING MARKETS
    GROWTH FUND CLASS C              $8.96      $9.35
 .........................................................

 KEMPER EMERGING MARKETS GROWTH
 FUND RANKINGS AS OF 10/31/00*

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER EMERGING MARKETS FUNDS CATEGORY

                      CLASS A               CLASS B               CLASS C
 ....................................................................................
    1-YEAR        #89 of 190 funds      #99 of 190 funds      #95 of 190 funds
 ....................................................................................

*LIPPER, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGE HAD BEEN INCLUDED, RESULTS MAY HAVE BEEN LESS FAVORABLE.

INVESTMENT IN FOREIGN AND EMERGING-MARKETS SECURITIES PRESENTS SPECIAL RISK CONSIDERATIONS INCLUDING FLUCTUATING CURRENCY EXCHANGE RATES, SHIFTING GOVERNMENT REGULATION AND DIFFERENCES IN LIQUIDITY.

TERMS TO KNOW

YOUR FUND'S STYLE

 MORNINGSTAR INTERNATIONAL EQUITY STYLE BOX(TM)

[MORNINGSTAR EQUITY STYLE  Source: Morningstar, Inc. as of 10/31/00. The
BOX] Morningstar International Equity Style Box(TM) placement is based on a fund's price-to-earnings and price-to-cash-flow ratios relative to the MSCI EAFE, as well as the size of the companies in which it invests, or median market capitalization. The style box represents a snapshot of a fund's portfolio on a single day, but it's not exact because a portfolio changes from day to day. A longer-term view is represented by the fund's Morningstar category, which is based on actual investment style as measured by the fund's underlying holdings over the past three years.

BOTTOM-UP INVESTMENT STYLE An investment style that assesses the performance of individual companies before considering the impact of economic trends. The companies may be identified from research reports, stock screens or personal knowledge of the products and services. This approach, which is the opposite of "top-down" investing, assumes that individual companies can do well even if the industry as a whole may not be performing well.

OVERWEIGHTING/UNDERWEIGHTING The allocation of assets -- usually in terms of sector, industry or country -- within a portfolio relative to the portfolio's benchmark index or investment universe.

RESTRUCTURING Implementation of major corporate changes aimed at greater efficiency and adaptation to changing markets. Cost-cutting initiatives, debt retirement, management realignments and the sale of noncore businesses are all developments frequently associated with corporate restructuring.

ECONOMIC OVERVIEW


SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER:

Times have been good. During the first half of 2000, the global economy grew faster than it has in over a decade. All regions participated. The United States, of course, was still powering ahead. The growth rate in Europe was nearly 4 percent. Asia fed off an electronics boom and a revitalized China. South America got a boost from an improved credit rating. New money pumped up energy producers from Mexico to the Middle East.

  Now for the bad news, which is that the best news is probably behind us. Global growth peaked in the spring, and in the United States, at least, the slowdown was abrupt. After 6 percent growth in the year ending June 30, the economy grew at a rate of just 2.43 percent during the summer. It seems that expensive energy, currency volatility and more widespread profit problems are bringing the exuberant global economy, including the United States, to heel. Let's explore these factors in more detail.

OIL, OIL, TOIL AND TROUBLE

  Although oil prices have receded somewhat, everyone's still jittery, and with good reason: Of the seven recessions since World War II, six were preceded by a spike in crude oil prices.

  Oil prices have already been strong enough for long enough to crimp growth, and they're biting the rest of the world even harder than the United States. But there are two factors working to our advantage. First, oil prices are still historically low. Oil is slightly more than $30 per barrel today, but it peaked at over $75 per barrel back in 1980 (stated in today's dollars). Second, our dependence on oil has decreased: The United States uses only roughly half as much oil to produce a unit of GDP as it did thirty years ago. This gives us hope that the economy can escape recession this time around.

  What would make us worry more? Outright energy shortages or a political crisis. If either happens, the odds of a recession occurring would rise steeply. People panic or become excessively cautious when they have to fret. Can I fill up my oil tank? Will there be a war? Their loss of confidence can be much more devastating than price increases alone.

CURRENCY CONCERNS

  Currency turmoil is a second danger to the economy. Central bankers have intervened to halt the euro's decline, and they're right that the euro is fundamentally undervalued. But intervention is a hazardous game. Let's hope they don't convince the markets that the euro should rise a lot very quickly. A suddenly weak dollar might make Europeans think about selling all those American stocks and bonds they've been buying, and would greatly complicate the Fed's inflation fight.

BUSINESS: BIG PLANS BUT PROFIT DISAPPOINTMENTS

  Profit warnings escalated late this summer, and we believe there's fire amid that smoke.

  Sure, businesses have had a voracious appetite for money -- and until very recently, corporate treasurers were finding it easily: Banks increased business lending by 10.8 percent in the past year. Bond markets have suddenly become a lot more picky, especially for low-quality credits, but money is still available for investment grade borrowers. Capital goods orders reflect executives' enthusiasm -- while volatile month-to-month, they have been up an average of 15 to 20 percent compared to a year ago for the past six months.

  Still, we expect total capital spending to slow, from this year's estimated 14 percent to 12.5 percent in 2001. The reason? A profit squeeze is about to take some of the edge off executives' animal spirits.

  We've always been more cautious than Wall Street about 2001 profits, and our forecast hasn't changed. Profits are likely to be flat to down next year for several reasons. First, the growth slowdown will make it harder to keep up the productivity gains that have kept labor costs under control. We saw the first evidence of how productivity slows along with economic growth in the third quarter: Productivity gains dipped to just 3.3 percent from the second quarter's remarkable 6.1 percent. Second, interest expense will surge (thanks to higher rates and all that new debt. Third, depreciation costs are escalating. And finally, the excessively weak euro and higher oil costs will sap earnings.

ECONOMIC OVERVIEW


 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

   [BAR GRAPH]

                                           NOW (11/30/00)          6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           --------------          ------------            ----------            -----------
10-year Treasury rate (1)                       5.70                   6.40                   6.00                   4.80
Prime rate (2)                                  9.50                   9.25                   8.50                   8.00
Inflation rate (3)*                             3.50                   3.10                   2.60                   1.40
The U.S. dollar (4)                            11.10                   4.30                  -0.70                   1.20
Capital goods orders (5)*                       7.00                  17.10                  12.30                  -0.60
Industrial production (5)*                      5.20                   6.50                   4.40                   4.00
Employment growth (6)*                          1.80                   2.50                   2.30                   2.50

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 10/31/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.


SAVING GRACES: FISCAL POLICY AND CONSUMER SPENDING

  While growth has peaked and is now slowing, we can be thankful that growth probably won't slow too much, thanks in part to a more stimulative fiscal policy and consumer spending.

  Fiscal policy is likely to be more stimulative. Of course, most economists agree that the last thing this pumped-up economy needs is another shot of stimulants -- too much stimulus, after all, is widely believed to cause inflation. But economists weren't running for office; politicians were. And inflation risk was about the last thing on the mind of either candidate in the heat of election campaigning. They wanted to win votes, and the time-tested way to do so was to make promises. Although we didn't have the name of the winner as of press time, neither candidate seems to be planning a lot of fiscal restraint -- but the good news is that neither candidate's plan is likely to be enacted until 2002 at the earliest.

  Second, consumers continue to spend, spend, spend. The personal savings rate keeps falling, from an already low 2.2 percent last year to a nearly invisible
0.1 percent this year. Critics of this admittedly squishy statistic claim it doesn't adequately capture households' growing wealth. As it turns out, however, the average American not only doesn't save much, but he's not getting wealthier in leaps and bounds, either.

  Net worth for the median family where the head of the household is over 45 (and where thoughts are presumably beginning to turn to retirement), rose less than $13,000 between 1995 and 1998. That's less than a 12 percent gain during the same three years the stock market nearly doubled and the market value of owner-occupied homes jumped 21 percent. Why didn't the average family get richer in that time? Because they were borrowing and spending like crazy. House values were up 21 percent -- but mortgage debt rose even faster, by 25 percent!

  Consumers' profligacy worries many financial professionals. Some people aren't saving enough for retirement because they have inflated expectations of future investment returns. Other people aren't saving enough for retirement because they don't realize just how much money they'll need. Either way, people aren't saving.

  Still, no one wants consumers to change their profligate ways too fast. After all, hearty consumer spending is a prime reason America's growth has stayed on a fast track so far. Most economists would like to see shoppers be a bit more moderate -- but only a bit. If Americans suddenly turned thrifty, the economy would lurch into reverse.

ECONOMIC OVERVIEW

  Luckily, there's little chance of that happening, unless lenders get cold feet. So far, they're hot to trot. In the past year, mortgage lending by banks rocketed nearly 17 percent while loans to consumers jumped 10 percent. Brokers are selling the loans banks don't want on their balance sheets to mortgage pools and the asset-backed securities market, where eager non-bank lenders are snapping them up. In the past year, these markets provided $625 billion of new credit, a leap of more than 12 percent.

  With so much money at their disposal, consumers didn't stay out of the shopping centers and restaurants for long. Consumer spending growth jumped up to
4.5 percent in the summer, and we expect it to stay well above 3 percent through 2001.

OMINOUS SIGNS?

  Decelerations are always tricky, to be sure. But barring some unexpected shock, overall economic growth should to pop back into the 3.5 percent to 4 percent range in 2001. Why? Borrowing costs a little more than it did last year, but money is still freely available for good quality borrowers. Capital goods orders are strong, so there's a lot of life left in business spending. Shoppers are a little pickier, but they're still more interested in visiting the mall than in filling their piggy banks. And after the election, no matter who wins, fiscal policy is likely to be more stimulative than it has been for years. The price to pay will likely be a rise in core inflation (inflation excluding food and energy). We expect it to hit 3 percent next year, up from its recent rate of
2.5 percent. We believe we'll make it safely through 2001, but investors should keep their hands on the wheel and their eyes peeled.

  THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF DECEMBER 6, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

  TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

Sincerely,

Scudder Kemper Investments, Economics Group

ECONOMIC OVERVIEW

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                            PERFORMANCE UPDATE


                             FOLLOWING AN IMPRESSIVE RALLY ON THE STRENGTH OF INCREASED GLOBAL GROWTH AND SOARING TECHNOLOGY STOCK PRICES, PERFORMANCE OF EMERGING EQUITY MARKETS WAS HIT HARD BY THE "TSUNAMI EFFECT" OF SEVERE U.S. STOCK MARKET VOLATILITY IN THE LATTER HALF OF THE 12-MONTH PERIOD. LEAD PORTFOLIO MANAGER JENNIFER BLOOMFIELD, WHO TOOK THE HELM IN APRIL, DESCRIBES HOW THE FUND'S DISCIPLINED INVESTMENT APPROACH PROVIDED AN ANCHOR AMID STORMY SEAS.


Q     WILL YOU PROVIDE AN OVERVIEW OF KEMPER EMERGING MARKETS GROWTH FUND
PERFORMANCE DURING THIS YEAR AND THE REASONS BEHIND IT?


A     Strong performance in the first half of the annual period helped buoy
Kemper Emerging Markets Growth Fund amid pervasive stock market volatility and a dwindling investor appetite for emerging markets securities during the second half of the period. The fund retreated from double-digit gains at the close of the semiannual period, to finish down 3.48 percent (Class A Shares, unadjusted for a sales charge) as of October 31, 2000. That said, the fund proved considerably more resilient than the benchmark IFCI Emerging Markets index, which lost 10.24 percent. The IFCI Emerging Markets index is an unmanaged, U.S. dollar-denominated index comprising stocks based in countries classified as low- or middle-income economies by the World Bank, regardless of their stage of development. Stocks are screened for foreign ownership restrictions, capitalization and liquidity parameters.

  It's tough for any manager, or investor, to see that kind of turnabout. But at the intersection of these extraordinary circumstances, there was truly nowhere to hide. After the Nasdaq collapsed in March, all the major developed world markets plummeted and then suffered extreme, even historic, levels of volatility throughout the remainder of the period. In the emerging markets, the initial impact was not as profoundly felt. But by April, concern about rising U.S. interest rates and the potential subsequent slowdown of global growth led to a broad sell-off. As investors sought refuge from risk, they turned away from the emerging markets in a flight to quality. The trend exacerbated existing liquidity problems, which further devastated the emerging markets. Fortunately, the fund was relatively insulated by its broad diversification in geographic areas that were more removed from the tech frenzy, including Africa and the Middle East, where market movement tends to be affected more by local fundamentals than external factors.



Q     WILL YOU PROVIDE AN OVERVIEW OF MANAGEMENT ACTIVITY THROUGHOUT THE PERIOD?


A     As we mentioned, the period started out strong. The fund surged ahead along with the emerging markets on the strength of improved global growth and massive gains in the world technology markets during the fourth quarter 1999. Adept stock-picking and an upturn in the economic outlook for Korea also helped drive performance through the end of 1999.

  Shortly after the New Year, fearing increasing volatility and swollen valuations, we began to trim the

[BLOOMFIELD PHOTO]

LEAD PORTFOLIO MANAGER JENNIFER BLOOMFIELD JOINED THE FIRM IN 1995 AND CURRENTLY SERVES AS STRATEGIST ON SCUDDER KEMPER'S INVESTMENT COMMITTEE. SHE HAS ALSO SERVED AS A RESEARCH ANALYST COVERING SOUTHEAST ASIAN COUNTRIES. BLOOMFIELD HAS EIGHT YEARS OF INVESTMENT EXPERIENCE AND HOLDS A BACHELOR'S DEGREE FROM CORNELL UNIVERSITY.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

PERFORMANCE UPDATE

portfolio's TMT (technology, media and telecommunications) holdings and to broaden diversification. Throughout the first quarter 2000, we selectively took profits in long-time winners. Even so, the tremendous upside momentum of technology stocks, which accounted for six of the 10 largest portfolio holdings, continued to fuel fund performance through the end of the first quarter.

  Beginning in April, downside pressure from the tech implosion and rising U.S. interest rates directed our attention to the somewhat unprecedented set of global market circumstances. In response, we changed the investment approach to the fund. We began to shift more toward a "bottom-up" approach. The strategy relies on thorough quantitative and qualitative analysis of the fundamental strengths of individual stocks. The geographic and sector distributions are, in some ways, an afterthought; they are simply a result of the number of stocks that pass a specific litmus test. Analysts rank the stocks according to their projected upside potential. The goal is to construct a portfolio by buying only the best stocks, in terms of their fundamentals and growth potential, at optimal prices. In making recommendations, the quantitative research team takes into account the geographic distribution of the portfolio to ensure that we are regionally neutral to the benchmark.

  Thus, our team of research analysts worked to restructure the portfolio. We established larger positions in stocks we believed to have greater upside potential and smaller positions in those with less chance of appreciation, and we trimmed names that had reached or exceeded price targets. The result is a more concentrated portfolio, one that reflects our strong convictions in the best ideas. Given the prevailing negative investor sentiment toward the emerging markets, we tried to stick to larger, more liquid names. In response, holdings in selective consumer stocks and utilities logged gains.



Q     WERE THERE ANY STOCKS THAT, DESPITE THE CHALLENGES, DID ESPECIALLY WELL?
ANY DISAPPOINTMENTS?


A One of our biggest winners was Checkpoint, an Israeli technology company that has been resistant to extreme moves in the sector or to political turmoil in the Middle East. This was a fairly new purchase for the fund. Soon after we bought it, we saw tremendous gains in the stock, largely in response to consistent and solid earnings reports as well as a rapidly expanding market share. We've since trimmed our holdings time and again to keep Checkpoint from becoming too large a position.

  One of our greatest disappointments was at one time the fund's largest holding -- Samsung Electronics, the world's leading manufacturer of computer memory chips, or D-RAM. The Korean company also was the largest individual holding in the benchmark index, accounting for approximately 5 percent. Its ability to move the fund and the index was significant. Slower-than-expected PC demand created pricing pressure in a normally tight market that had come to expect a shortage of supply. Prices fell precipitously as a result, and the stock was hit hard. We've since reduced our position considerably and now hold relatively less than the benchmark. We will not, however, eliminate it completely. We have been involved in an active dialogue with the company's management and have expressed our displeasure with certain aspects of its corporate governance policies and with its communications plans regarding these events. Samsung has been very receptive to us. These discussions, along with analysis that shows healthy cash flows and good return on equity, continue to reinforce our belief that Samsung's business is solid.



Q     WHAT IS YOUR NEAR-
      TERM OUTLOOK?


A      The emerging markets have seen their share of crises recently. Some have simply weathered the storm, while others have become stronger and more stable than ever before. In Latin America, the dominant markets of Mexico and Brazil, for example, have made great strides economically and politically and are poised for growth. In all, we believe the picture is beginning to brighten. In the Pacific Rim, we believe that the long-term outlook is generally as positive now as it was during the early part of the year, with the key difference being valuations -- in many cases they've fallen to the low end of their historical range. This actually offers a significant opportunity to purchase shares in high-quality, well-managed companies whose valuations have been depressed by short-term developments.

  On a macroeconomic level, U.S. Federal Reserve watchers are confident that the series of interest rate hikes is at an end. This should be strongly positive for the emerging markets, which, in some ways, can be considered a leveraged play on global growth, which for years has been dependent on U.S. consumption.

  Finally, it appears that investors may be starting to refocus on company fundamentals. In the near future, we believe that competitiveness will return to the markets and that

PERFORMANCE UPDATE

there will be clear winners and losers as investors become more selective.



Q     SHAREHOLDERS RECENTLY RECEIVED NOTICE THAT IN KEEPING WITH THEIR BEST
INTERESTS, THIS FUND IS EXPECTED TO LIQUIDATE IN FEBRUARY 2001; THE FUND HAS A RELATIVELY SMALL ASSET BASE, AND BECAUSE OF THIS, EXPENSES PER
SHAREHOLDER -- ABSENT WAIVERS -- REMAIN RELATIVELY HIGH, WITH LITTLE POTENTIAL FOR IMPROVEMENT. HOW WILL YOU SEEK TO MAXIMIZE THE PERFORMANCE OF THE PORTFOLIO UNTIL THAT TIME?


A     Obviously, we will gradually be selling off the portfolio as we approach liquidation, and we will focus on stocks of larger companies, which tend to attract more trading activity. These are generally the so-called old-economy stocks. Contrary to the developed markets, in the emerging markets many of these stocks offer high growth potential at reasonable prices. What's more, they tend to have capable management teams, whose proven strategies have resulted in a history of revenue and earnings growth. These stocks tend to be more resistant to moves in technology or to earnings disappointments, which can have grave effects on "new-economy" stocks.

  Terrence Gray will be managing this process as we approach liquidation. Terrence began his career with Scudder Kemper Investments in 1993, spending his first year in domestic investment operations and then more than three years as a portfolio assistant on several of our emerging markets products, including this one. For the past three years, he has served as vice president and equity research analyst for the Pacific Basin region. Majoring in finance and French, Terrence graduated from Boston College in 1992. He is a chartered financial analyst.

  While risk is inherent in investing -- especially in the emerging markets
-- it is our goal to mitigate that risk as much as possible. Over time, we believe that thorough research and a commitment to disciplined stock selection and sale should provide the best possible results.

LARGEST HOLDINGS

KEMPER EMERGING MARKETS GROWTH FUND'S
10 LARGEST HOLDINGS*
Representing 30 percent of the fund's equity holdings on October 31, 2000

               HOLDINGS                                                           COUNTRY        PERCENT
--------------------------------------------------------------------------------------------------------
1.             CHINA MOBILE (HONG KONG)                                           Hong Kong        4.9%
--------------------------------------------------------------------------------------------------------
2.             GRUPO MODELO                                                       Mexico           3.6%
--------------------------------------------------------------------------------------------------------
3.             PETROLEO BRASILEIRO                                                Brazil           3.2%
--------------------------------------------------------------------------------------------------------
4.             TELEFONOS DE MEXICO                                                Mexico           3.0%
--------------------------------------------------------------------------------------------------------
5.             BANCO ITAU                                                         Brazil           2.8%
--------------------------------------------------------------------------------------------------------
6.             COMPANHIA DE BEDIDAS DAS AMERICAS                                  Brazil           2.7%
--------------------------------------------------------------------------------------------------------
7.             TELE CELULAR SUL PARTICIPACOES                                     Brazil           2.6%
--------------------------------------------------------------------------------------------------------
8.             CHECK POINT SOFTWARE TECHNOLOGIES                                  Israel           2.5%
--------------------------------------------------------------------------------------------------------
9.             GRUPO TELEVISA                                                     Mexico           2.4%
--------------------------------------------------------------------------------------------------------
10.            COMPANHIA VALE DO RIO DOCE                                         Brazil           2.3%
--------------------------------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR PERIODS ENDED OCTOBER 31, 2000 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                                     LIFE OF
                                                            1-YEAR    CLASS
---------------------------------------------------------------------------------------------------
    KEMPER EMERGING MARKETS GROWTH FUND CLASS A             -9.04%    -3.35%   (since 01/09/98)
 ...................................................................................................
    KEMPER EMERGING MARKETS GROWTH FUND CLASS B             -7.16     -3.23    (since 01/09/98)
 ...................................................................................................
    KEMPER EMERGING MARKETS GROWTH FUND CLASS C             -4.17     -2.06    (since 01/09/98)
 ...................................................................................................

KEMPER EMERGING MARKETS GROWTH FUND CLASS A
Growth of an assumed $10,000 investment in Class A shares from 01/31/98 to 10/31/00
[LINE GRAPH]

                                                                  KEMPER EMERGING MARKETS             IFCI EMERGING MARKETS
                                                                    GROWTH FUND CLASS A1                INVESTABLE INDEX+
                                                                  -----------------------             ---------------------
1/31/98                                                                    9425.00                           10000.00
                                                                          10141.00                           11024.00
                                                                          10665.00                           11456.00
                                                                          10857.00                           11487.00
                                                                           9940.00                           10054.00
                                                                           9688.00                            9024.00
                                                                          10000.00                            9384.00
                                                                           7591.00                            6746.00
                                                                           7369.00                            7071.00
                                                                           7863.00                            7883.00
11/30/98                                                                   8095.00                            8476.00
                                                                           8185.00                            8347.00
                                                                           8629.00                            8156.00
                                                                           8145.00                            8301.00
                                                                           8377.00                            9260.00
                                                                           8982.00                           10523.00
                                                                           9133.00                           10335.00
                                                                          10071.00                           11462.00
                                                                           9950.00                           11296.00
                                                                           9798.00                           11417.00
9/30/99                                                                    9335.00                           11099.00
                                                                           9567.00                           11288.00
                                                                          10494.00                           12303.00
                                                                          12218.00                           13911.00
                                                                          12157.00                           13972.00
                                                                          12389.00                           13958.00
                                                                          12460.00                           14162.00
                                                                          10867.00                           12697.00
                                                                          10786.00                           12343.00
                                                                          11442.00                           12693.00
                                                                          10887.00                           12082.00
                                                                          11018.00                           12128.00
                                                                           9940.00                           11043.00
10/31/00                                                                   9234.00                           10146.00

KEMPER EMERGING MARKETS GROWTH FUND CLASS B
Growth of an assumed $10,000 investment in Class B shares from 01/31/98 to 10/31/00
[LINE GRAPH]

                                                                  KEMPER EMERGING MARKETS             IFCI EMERGING MARKETS
                                                                    GROWTH FUND CLASS B1                INVESTABLE INDEX+
                                                                  -----------------------             ---------------------
1/31/98                                                                   10000.00                           10000.00
                                                                          10749.00                           11024.00
                                                                          11296.00                           11456.00
                                                                          11499.00                           11487.00
                                                                          10514.00                           10054.00
                                                                          10246.00                            9024.00
                                                                          10567.00                            9384.00
                                                                           8009.00                            6746.00
                                                                           7762.00                            7071.00
                                                                           8287.00                            7883.00
11/30/98                                                                   8522.00                            8476.00
                                                                           8608.00                            8347.00
                                                                           9069.00                            8156.00
                                                                           8565.00                            8301.00
                                                                           8790.00                            9260.00
                                                                           9422.00                           10523.00
                                                                           9572.00                           10335.00
                                                                          10557.00                           11462.00
                                                                          10418.00                           11296.00
                                                                          10257.00                           11417.00
9/30/99                                                                    9764.00                           11099.00
                                                                           9989.00                           11288.00
                                                                          10964.00                           12303.00
                                                                          12741.00                           13911.00
                                                                          12666.00                           13972.00
                                                                          12901.00                           13958.00
                                                                          12966.00                           14162.00
                                                                          11296.00                           12697.00
                                                                          11221.00                           12343.00
                                                                          11884.00                           12693.00
                                                                          11306.00                           12082.00
                                                                          11435.00                           12128.00
                                                                          10300.00                           11043.00
10/31/00                                                                   9283.00                           10146.00

KEMPER EMERGING MARKETS GROWTH FUND CLASS C
Growth of an assumed $10,000 investment in Class C shares from 01/31/98 to 10/31/00
[LINE GRAPH]

                                                                  KEMPER EMERGING MARKETS             IFCI EMERGING MARKETS
                                                                    GROWTH FUND CLASS C1                INVESTABLE INDEX+
                                                                  -----------------------             ---------------------
1/31/98                                                                   10000.00                           10000.00
                                                                          10749.00                           11024.00
                                                                          11294.00                           11456.00
                                                                          11497.00                           11487.00
                                                                          10513.00                           10054.00
                                                                          10257.00                            9024.00
                                                                          10578.00                            9384.00
                                                                           8021.00                            6746.00
                                                                           7775.00                            7071.00
                                                                           8299.00                            7883.00
11/30/98                                                                   8535.00                            8476.00
                                                                           8620.00                            8347.00
                                                                           9080.00                            8156.00
                                                                           8578.00                            8301.00
                                                                           8802.00                            9260.00
                                                                           9433.00                           10523.00
                                                                           9583.00                           10335.00
                                                                          10567.00                           11462.00
                                                                          10428.00                           11296.00
                                                                          10267.00                           11417.00
9/30/99                                                                    9775.00                           11099.00
                                                                          10000.00                           11288.00
                                                                          10973.00                           12303.00
                                                                          12759.00                           13911.00
                                                                          12684.00                           13972.00
                                                                          12920.00                           13958.00
                                                                          12984.00                           14162.00
                                                                          11316.00                           12697.00
                                                                          11241.00                           12343.00
                                                                          11904.00                           12693.00
                                                                          11326.00                           12082.00
                                                                          11455.00                           12128.00
                                                                          10310.00                           11043.00
10/31/00                                                                   9583.00                           10146.00

PERFORMANCE IS HISTORICAL AND INCLUDES
REINVESTMENT OF DIVIDENDS AND CAPITAL
GAINS. INVESTMENT RETURN AND PRINCIPAL
VALUE FLUCTUATE WITH CHANGING MARKET
CONDITIONS, SO THAT WHEN REDEEMED,
SHARES MAY BE WORTH MORE OR LESS THAN
THEIR ORIGINAL COST. PERFORMANCE OF
CLASSES WILL DIFFER. FOR ADDITIONAL
INFORMATION, PLEASE SEE THE FUND'S
PROSPECTUS.

RETURNS DURING PART OF THE PERIODS SHOWN
INCLUDE THE EFFECT OF A TEMPORARY WAIVER
OF MANAGEMENT FEES AND/OR ABSORPTION OF
CERTAIN OPERATING EXPENSES BY THE
INVESTMENT ADVISOR. WITHOUT SUCH WAIVER
OR ABSORPTION, RETURNS WOULD HAVE BEEN
LOWER AND RATINGS OR RANKINGS MIGHT HAVE
BEEN LESS FAVORABLE.

THE MAXIMUM SALES CHARGE FOR CLASS A
SHARES IS 5.75%. FOR CLASS B SHARES, THE
MAXIMUM CONTINGENT DEFERRED SALES CHARGE
(CDSC) IS 4%. CLASS C SHARES HAVE NO
SALES ADJUSTMENT, BUT REDEMPTIONS WITHIN
ONE YEAR OF PURCHASE MAY BE SUBJECT TO A
CDSC OF 1%. FOR ADDITIONAL INFORMATION,
SEE THE PROSPECTUS, STATEMENT OF
ADDITIONAL INFORMATION AND THE FINANCIAL
HIGHLIGHTS AT THE END OF THIS REPORT.

 (1)PERFORMANCE INCLUDES REINVESTMENT OF
    DIVIDENDS AND ADJUSTMENT FOR MAXIMUM
    APPLICABLE SALES CHARGE FOR CLASS A
    SHARES AND THE CONTINGENT DEFERRED
    SALES CHARGE IN EFFECT AT THE END OF
    THE PERIOD FOR CLASS B SHARES. IN
    COMPARING KEMPER EMERGING MARKETS
    GROWTH FUND CLASS A SHARES WITH THE
    IFCI EMERGING MARKETS INVESTABLE
    INDEX, YOU SHOULD ALSO NOTE THAT THE
    FUND'S PERFORMANCE REFLECTS THE
    MAXIMUM SALES CHARGE, WHILE NO SUCH
    CHARGE IS REFLECTED IN THE
    PERFORMANCE OF THE INDEX.

 +IFCI EMERGING MARKETS INVESTABLE INDEX
  IS A U.S. DOLLAR DENOMINATED INDEX
  COMPRISED OF STOCKS OF COUNTRIES
  CLASSIFIED AS EITHER LOW- OR
  MIDDLE-INCOME ECONOMIES BY THE WORLD
  BANK REGARDLESS OF THEIR PARTICULAR
  STAGE OF DEVELOPMENT. STOCKS ARE
  SCREENED FOR FOREIGN OWNERSHIP
  RESTRICTIONS, CAPITALIZATION AND
  LIQUIDITY PARAMETERS. WEIGHTS ARE
  ASSIGNED BASED UPON THE AMOUNT OF
  FOREIGN INSTITUTIONAL INVESTMENT.
  SOURCE IS WIESENBERGER(R).

PORTFOLIO OF INVESTMENTS

KEMPER EMERGING MARKETS GROWTH FUND
Portfolio of Investments at October 31, 2000

    EQUITY SECURITIES--100.0%                                                                    SHARES       VALUE

    BRAZIL--15.7%
                                           Aracruz Celulose S.A. (ADR)
                                             (PRODUCER OF EUCALYPTUS KRAFT PULP)                    1,600   $   24,000
                                           Banco Itau S.A.
                                             (COMMERCIAL BANK)                                  2,101,200      164,228
                                           Brasil Telecom Part S.A. (ADR)
                                             (PROVIDER OF LOCAL TELECOMMUNICATION SERVICES TO
                                             THE SOUTHWESTERN REGION OF BRAZIL)                     1,800       97,538
                                           Companhia de Bedidas das Americas
                                             (PROVIDER OF BEER, SOFT DRINKS, TEAS, BOTTLED
                                             WATER, FRUIT JUICES, AND SPORT DRINKS)               700,000      156,951
                                           Companhia Vale do Rio Doce (ADR)
                                             (DIVERSE MINING AND INDUSTRIAL COMPLEX)                5,700      133,950
                                           Petroleo Brasileiro S.A.
                                             (PETROLEUM COMPANY)                                    6,935      184,727
                                           Tele Celular Sul Participacoes S.A. (ADR)
                                             (PROVIDER OF CELLULAR TELECOMMUNICATIONS
                                             SERVICES)                                              5,900      148,606
                                           -------------------------------------------------------------------------------
                                                                                                               910,000
--------------------------------------------------------------------------------------------------------------------------

    CHILE--1.5%
                                           Embotelladora Andina S.A. (ADR)
                                             (DISTRIBUTOR OF COCA COLA SOFT DRINKS)                 9,200       87,975
                                           -------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    EGYPT--3.4%
                                           Commercial International Bank
                                             (COMMERCIAL BANK)                                      3,800       33,301
                                           Egyptian Mobile Phone Network, Ltd.*
                                             (CELLULAR TELECOMMUNICATION SERVICES)                  3,750       73,743
                                           Orascom Construction Industries*
                                             (CONSTRUCTION COMPANY)                                 7,200       89,234
                                           -------------------------------------------------------------------------------
                                                                                                               196,278
--------------------------------------------------------------------------------------------------------------------------

    ESTONIA--1.2%
                                           Hansabank, Ltd.
                                             (PROVIDER OF COMMERCIAL BANKING SERVICES)              8,900       64,662
                                           -------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    HONG KONG--5.9%
                                           China Mobile (Hong Kong), Ltd. (ADR)*
                                             (PROVIDER OF CELLULAR TELECOMMUNICATIONS
                                             SERVICES)                                              9,200      281,750
                                           Legend Holdings, Ltd.
                                             (MANUFACTURER OF COMPUTERS AND RELATED PRODUCTS)      71,600       60,595
                                           -------------------------------------------------------------------------------
                                                                                                               342,345
--------------------------------------------------------------------------------------------------------------------------

    HUNGARY--3.2%
                                           MOL Magyar Olaj-es Gazipari Rt.
                                             (INTEGRATED DOMESTIC OIL AND GAS COMPANY)              2,500       38,642
                                           Matav Rt Ordinary "A"
                                             (TELECOMMUNICATION SERVICES)                          15,300       68,061
                                           OTP Bank Rt
                                             (SAVINGS AND COMMERCIAL BANK)                          1,755       81,408
                                           -------------------------------------------------------------------------------
                                                                                                               188,111

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                                 SHARES       VALUE

    INDIA--6.3%
                                           Dr. Reddy's Laboratories, Ltd.
                                             (PHARMACEUTICAL COMPANY)                               2,300   $   68,831
                                           Hindustan Lever, Ltd.
                                             (MANUFACTURER OF CONSUMER PRODUCTS)                   15,200       57,675
                                           Indian Tobacco Company
                                             (TOBACCO COMPANY)                                      5,900       95,940
                                           Infosys Technologies, Ltd.
                                             (FINANCIAL AND INDUSTRIAL SOFTWARE DEVELOPER)            500       76,523
                                           Satyam Computer Services
                                             (PROVIDES SOFTWARE SERVICES)                           5,300       34,762
                                           Videsh Sanchar Nigam, Ltd.
                                             (PROVIDER OF INTERNATIONAL TELECOMMUNICATION
                                             SERVICES)                                              4,500       33,188
                                           -------------------------------------------------------------------------------
                                                                                                               366,919
--------------------------------------------------------------------------------------------------------------------------

    ISRAEL--3.8%
                                           Check Point Software Technologies, Ltd.*
                                             (DEVELOPER, MARKETER AND SUPPORTER OF MANAGEMENT
                                             SOLUTIONS FOR ACTIVE NETWORKS)                           900      142,538
                                           Orbotech, Ltd.*
                                             (DESIGNER OF AUTOMATED OPTICAL INSPECTION SYSTEMS
                                             AND IMAGING SOLUTIONS)                                 1,440       76,230
                                           -------------------------------------------------------------------------------
                                                                                                               218,768
--------------------------------------------------------------------------------------------------------------------------

    JORDAN--0.8%
                                           Arab Bank PLC
                                             (COMMERCIAL BANK)                                        200       44,679
                                           -------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    KOREA--7.6%
                                           Housing & Commercial Bank
                                             (BANK)                                                 1,790       43,039
                                           Korea Telecom Corp.
                                             (TELECOMMUNICATION SERVICES)                           1,100       64,791
                                           LG Home Shopping Inc.
                                             (OPERATOR OF CABLE TELEVISION SHOPPING CHANNEL)          412       24,774
                                           SK Telecom Co., Ltd.
                                             (PROVIDER OF MOBILE TELECOMMUNICATION SERVICES)          420       89,538
                                           SK Telecom Co., Ltd.
                                             (PROVIDER OF MOBILE TELECOMMUNICATION SERVICES)        1,500       37,594
                                           Samsung Electronics Co., Ltd.
                                             (ELECTRONICS MANUFACTURER)                               970      121,516
                                           Shinhan Bank
                                             (COMMERCIAL BANK)                                      5,820       58,328
                                           -------------------------------------------------------------------------------
                                                                                                               439,580
--------------------------------------------------------------------------------------------------------------------------

    MALAYSIA--4.0%
                                           Malayan Banking Berhad
                                             (LEADING BANKING AND FINANCIAL SERVICES GROUP)        12,800       51,200
                                           British American Tobacco
                                             (MANUFACTURER, IMPORTER, AND RETAILER OF TOBACCO
                                             PRODUCTS)                                              6,800       62,184
                                           Tanjong PLC
                                             (CONDUCTOR AND MANAGER OF NUMBERS
                                             FORECASTING/BETTING AND RACING TATALISATOR
                                             BUSINESS)                                             28,000       52,316
                                           Tenaga Nasional Berhad
                                             (ELECTRIC POWER GENERATOR AND DISTRIBUTOR)            17,000       55,026
                                           Unisem (M) Berhad
                                             (MANUFACTURER OF SEMICONDUCTORS)                       3,000       10,579
                                           -------------------------------------------------------------------------------
                                                                                                               231,305

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                                                 SHARES       VALUE

    MEXICO--12.9%
                                           Grupo Modelo S.A. "C"
                                             (BREWERY)                                             79,200   $  211,266
                                           Grupo Modelo Televisa S.A. de C.V. (GDR)*
                                             (OPERATOR OF ENTERTAINMENT BUSINESS)                   2,600      140,725
                                           Kimberly Clarke de Mexico S.A. de C.V. "A"
                                             (PRODUCER OF CONSUMER PAPER PRODUCTS)                 38,400       98,214
                                           Telefonos de Mexico S.A. de C.V. "L" (ADR)
                                             (PROVIDER OF TELECOMMUNICATION SERVICES)               3,200      172,600
                                           Wal-Mart de Mexico S.A. de C.V.*
                                             (RETAILER OF DISCOUNT FOOD, CLOTHING, AND OTHER
                                             MERCHANDISE)                                          55,300      126,109
                                           -------------------------------------------------------------------------------
                                                                                                               748,914
--------------------------------------------------------------------------------------------------------------------------

    MOROCCO--0.5%
                                           Omnium Nord Africaine
                                             (DIVERSIFIED HOLDING COMPANY)                            300       31,333
                                           -------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    POLAND--4.0%
                                           Europejski Fundusz Leasingowy S.A.*
                                             (PROVIDER OF EQUIPMENT LEASING)                        2,600       35,100
                                           Netia Holdings S.A.*
                                             (PROVIDER OF FIXED-LINE TELECOMMUNICATION
                                             SERVICES)                                              3,200       56,197
                                           Netia Holdings S.A. (ADR)*
                                             (PROVIDER OF FIXED-LINE TELECOMMUNICATION
                                             SERVICES)                                              2,000       36,000
                                           Telekomunikacja Polska S.A.
                                             (OWNER AND OPERATOR OF TELECOMMUNICATION
                                             NETWORKS)                                             20,100      102,955
                                           -------------------------------------------------------------------------------
                                                                                                               230,252
--------------------------------------------------------------------------------------------------------------------------

    RUSSIA--2.5%
                                           Lukoil Holdings (ADR)
                                             (EXTRACTOR, TRANSPORTER, REFINER, AND PROVIDER OF
                                             OIL AND GAS)                                           1,045       56,299
                                           Surgutneftegaz
                                             (PRODUCER OF OIL AND NATURAL GAS)                      6,900       90,563
                                           -------------------------------------------------------------------------------
                                                                                                               146,862
--------------------------------------------------------------------------------------------------------------------------

    SOUTH AFRICA--7.3%
                                           Anglo American Platinum Corp.
                                             (PLATINUM MINING COMPANY)                              2,300       89,689
                                           De Beers Centenary Linked Shares
                                             (DIAMOND MINING)                                       3,600       98,982
                                           Impala Platinum Holdings, Ltd.
                                             (PLATINUM, NICKEL AND COPPER MINING)                   1,200       51,395
                                           M-Cell Limited
                                             (OPERATOR OF CELLULAR TELEPHONE NETWORK)               9,800       36,272
                                           Remgro, Ltd.
                                             (HOLDER OF MINING, FINANCIAL, AND INDUSTRIAL
                                             INTERESTS FOR FORMER REMBRANDT GROUP)                  5,900       36,071
                                           Sappi, Ltd.
                                             (PRODUCER OF PULP PAPER AND TIMBER)                   10,800       73,951
                                           Venfin, Ltd.
                                             (INVESTMENT HOLDING COMPANY)                          13,100       36,278
                                           -------------------------------------------------------------------------------
                                                                                                               422,638

 14 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                                 SHARES       VALUE

    TAIWAN--10.4%
                                           Bank Sinopac*
                                             (PROVIDER OF COMMERCIAL BANKING SERVICES)             77,000   $   32,063
                                           China Steel Corp.*
                                             (MANUFACTURER AND MARKETER OF STEEL PRODUCTS)        111,300       64,437
                                           Chinatrust Commercial Bank*
                                             (BANK)                                               100,664       63,889
                                           Compal Electronics, Inc.
                                             (MANUFACTURER AND MARKETER OF NOTEBOOK COMPUTERS
                                             AND COLOR MONITORS)                                   51,000       77,842
                                           Compeq Manufacturing Co., Ltd.*
                                             (MANUFACTURER OF MULTI-LAYER AND DOUBLE SIDED
                                             PRINTED CIRCUIT BOARDS)                                7,600       28,706
                                           Delta Electronic Industrial Co.
                                             (MANUFACTURER OF POWER SUPPLY AND VIDEO DISPLAY
                                             EQUIPMENT)                                            21,000       66,966
                                           Formosa Plastic Corp.
                                             (MANUFACTURER OF PLASTICS MATERIALS)                  20,340       32,431
                                           Hon Hai Precision Industry Co., Ltd.
                                             (MANUFACTURER OF ELECTRONIC PRODUCTS)                  5,920       30,975
                                           Taiwan Semiconductor Manufacturing Co.*
                                             (MANUFACTURER OF INTEGRATED CIRCUITS)                 33,315      101,080
                                           United Microelectronics Corp.*
                                             (MANUFACTURER OF INTEGRATED CIRCUITS)                 35,800       63,176
                                           Via Technologies, Inc.*
                                             (DESIGNER, MANUFACTURER AND MARKETER OF
                                             INTEGRATED PC CHIPSETS)                                5,500       39,505
                                           -------------------------------------------------------------------------------
                                                                                                               601,070
--------------------------------------------------------------------------------------------------------------------------

    THAILAND--0.5%
                                           Siam Cement Co., Ltd. (Foreign registered)*
                                             (CONSTRUCTION MATERIALS AND INDUSTRIAL
                                             CONGLOMERATE)                                          3,200       30,157
                                           -------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    TURKEY--4.2%
                                           Anadolu Efes Biracilik ve Malt Sanayii A.S.*
                                             (OPERATOR OF BREWERIES)                            1,128,644       66,169
                                           Hurriyet Gazetecilik ve Matbaacilik A.S.
                                             (PUBLISHER OF WEEKLY NEWSPAPER)                    5,436,600       65,340
                                           Koc Holding A.S.
                                             (HOLDING COMPANY WITH INTERESTS IN THE AUTOMOTIVE
                                             AND DURABLE GOODS INDUSTRIES)                        557,300       35,532
                                           Turkiye Garanti Bankasi A.S.*
                                             (BANK)                                             4,240,300       43,504
                                           Yapi ve Kredi Bankasi A.S.
                                             (COMMERCIAL BANK)                                  3,595,200       31,089
                                           -------------------------------------------------------------------------------
                                                                                                               241,634
--------------------------------------------------------------------------------------------------------------------------

    UNITED KINGDOM--1.6%
                                           Dimension Data Holdings PLC*
                                             (PROVIDER OF NETWORK AND INTEGRATION SERVICES)         7,647       66,940
                                           South African Breweries PLC
                                             (MANUFACTURER AND DISTRIBUTOR OF BEER)                 4,500       26,946
                                           -------------------------------------------------------------------------------
                                                                                                                93,886

    The accompanying notes are an integral part of the financial statements.  15

PORTFOLIO OF INVESTMENTS

                                                                                                 SHARES       VALUE

    UNITED STATES--2.7%
                                           Comverse Technologies, Inc.*
                                             (DESIGNS, MANUFACTURES, MARKETS AND SUPPORTS
                                             VARIOUS SOFTWARE FOR MULTIMEDIA COMMUNICATION)           600   $   67,050
                                           Mobile Telesystems*
                                             (PROVIDER OF CELLULAR PHONE SERVICE)                   3,200       88,400
                                           -------------------------------------------------------------------------------
                                                                                                               155,450
                                           -------------------------------------------------------------------------------
                                           TOTAL EQUITY SECURITIES
                                           (Cost $5,851,890)                                                 5,792,818
                                           -------------------------------------------------------------------------------
    RIGHTS AND WARRANTS*--0.0%

    MEXICO
                                           Cemex S.A. de C.V.
                                             (PRODUCER OF CONCRETE AND CEMENT)
                                             (Cost $53)                                                31           62
                                           -------------------------------------------------------------------------------
                                           TOTAL INVESTMENT PORTFOLIO--100.0%
                                           (Cost $5,851,943)(a)                                             $5,792,880
                                           -------------------------------------------------------------------------------

 NOTE TO PORTFOLIO OF INVESTMENTS

 * Non-income producing security

(a) The cost for federal income tax purposes was $5,885,167. At October 31, 2000, net unrealized depreciation for all securities based on tax cost was $92,287. This consisted of gross unrealized appreciation for all securities in which there was an excess market value over tax cost of $444,024 and gross unrealized depreciation for all securities in which there was an excess tax cost over market value of $536,311.

 16 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2000

ASSETS
Investments in securities, at value (cost $5,851,943)           $5,792,880
--------------------------------------------------------------------------
Cash                                                               163,825
--------------------------------------------------------------------------
Foreign currency, at value (cost $804,950)                         795,214
--------------------------------------------------------------------------
Dividend receivable                                                  2,887
--------------------------------------------------------------------------
Receivable for Fund shares sold                                     14,029
--------------------------------------------------------------------------
Foreign taxes recoverable                                               36
--------------------------------------------------------------------------
Due from Adviser                                                   179,042
--------------------------------------------------------------------------
Other assets                                                         1,293
--------------------------------------------------------------------------
TOTAL ASSETS                                                     6,949,206
--------------------------------------------------------------------------
 LIABILITIES
Payable for investments purchased                                   40,607
--------------------------------------------------------------------------
Payable for Fund shares redeemed                                    16,563
--------------------------------------------------------------------------
Other accrued expenses and payables                                 46,130
--------------------------------------------------------------------------
TOTAL LIABILITIES                                                  103,300
--------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $6,845,906
--------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
--------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
Investments                                                     $  (59,063)
--------------------------------------------------------------------------
Foreign currency related transactions                               (9,793)
--------------------------------------------------------------------------
Accumulated net realized gain (loss)                              (728,371)
--------------------------------------------------------------------------
Paid-in-capital                                                  7,643,133
--------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $6,845,906
--------------------------------------------------------------------------
 NET ASSET VALUE
CLASS A SHARES
  Net asset value and redemption price per share
  ($3,481,681 / 380,097 shares of capital stock outstanding,
  $.01 par value, 33,333,333 number of shares authorized)            $9.16
--------------------------------------------------------------------------
  Maximum offering price per share
  (100/94.25 of $9.16)                                               $9.72
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($2,384,050 /
  266,907 shares of capital stock outstanding, $.01 par
  value, 33,333,333 number of shares authorized)                     $8.93
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($980,175 /
  109,430 shares of capital stock outstanding, $.01 par
  value, 33,333,334 number of shares authorized)                     $8.96
--------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  17

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Year ended October 31, 2000

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $7,316)             $    64,709
---------------------------------------------------------------------------
Interest                                                             38,140
---------------------------------------------------------------------------
Total income                                                        102,849
---------------------------------------------------------------------------
Expenses:
---------------------------------------------------------------------------
Management fee                                                       81,081
---------------------------------------------------------------------------
Services to shareholders                                             55,354
---------------------------------------------------------------------------
Custodian and accounting fees                                       221,128
---------------------------------------------------------------------------
Distribution services fees                                           23,758
---------------------------------------------------------------------------
Administrative services fees                                         16,787
---------------------------------------------------------------------------
Auditing                                                             50,433
---------------------------------------------------------------------------
Legal                                                                12,962
---------------------------------------------------------------------------
Trustees' fees and expenses                                           3,753
---------------------------------------------------------------------------
Reports to shareholders                                              59,474
---------------------------------------------------------------------------
Registration fees                                                     8,611
---------------------------------------------------------------------------
Other                                                                 3,500
---------------------------------------------------------------------------
Total expenses, before expense reductions                           536,841
---------------------------------------------------------------------------
Expense reductions                                                 (347,501)
---------------------------------------------------------------------------
Total expenses, after expense reductions                            189,340
---------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                        (86,491)
---------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
Investments                                                        (496,522)
---------------------------------------------------------------------------
Foreign currency related transactions                               (35,455)
---------------------------------------------------------------------------
                                                                   (531,977)
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                        (388,427)
---------------------------------------------------------------------------
Foreign currency related transactions                                (9,576)
---------------------------------------------------------------------------
                                                                   (398,003)
---------------------------------------------------------------------------
Net gain (loss) on investment transactions                         (929,980)
---------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $(1,016,471)
---------------------------------------------------------------------------

 18 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED OCTOBER 31,
                                                                -------------------------
                                                                   2000           1999
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)                                    $   (86,491)      (17,100)
-----------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                (531,977)      (89,011)
-----------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                     (398,003)      573,499
-----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                       (1,016,471)      467,388
-----------------------------------------------------------------------------------------
Fund share transactions:
-----------------------------------------------------------------------------------------
Proceeds from shares sold                                        10,029,759     3,113,711
-----------------------------------------------------------------------------------------
Cost of shares redeemed                                          (5,660,682)   (1,859,021)
-----------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                      4,369,077     1,254,690
-----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                 3,352,606     1,722,078
-----------------------------------------------------------------------------------------
Net assets at beginning of period                                 3,493,300     1,771,222
-----------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                                     $ 6,845,906     3,493,300
-----------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  19

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                               CLASS A
                                                                                     FOR THE PERIOD
                                                                   YEAR ENDED        JANUARY 9, 1998
                                                                  OCTOBER 31,        (COMMENCEMENT OF
                                                              --------------------   OPERATIONS) TO
                                                               2000          1999    OCTOBER 31, 1998
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                             $9.49          7.80           9.50
--------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                    (.09)(a)      (.02)(a)          .03
--------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
  transactions                                                  (.24)         1.71          (1.73)
--------------------------------------------------------------------------------------------------------
Total from investment operations                                (.33)         1.69          (1.70)
--------------------------------------------------------------------------------------------------------
Net asset value, end of year                                   $9.16          9.49           7.80
--------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)(C)                                          (3.48)        21.67         (17.89)*
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)                     3,482         2,064          1,046
--------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                 7.29         10.23          22.38**
--------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                  2.28          2.19           2.28**
--------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                       (.79)         (.22)           .40**
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                      200            78             69**
--------------------------------------------------------------------------------------------------------

                                                                               CLASS B
                                                                                     FOR THE PERIOD
                                                                   YEAR ENDED        JANUARY 9, 1998
                                                                  OCTOBER 31,        (COMMENCEMENT OF
                                                              --------------------   OPERATIONS) TO
                                                               2000          1999    OCTOBER 31, 1998
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                             $9.33          7.74           9.50
--------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                    (.19)(a)      (.09)(a)         (.01)
--------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
  transactions                                                  (.21)         1.68          (1.75)
--------------------------------------------------------------------------------------------------------
Total from investment operations                                (.40)         1.59          (1.76)
--------------------------------------------------------------------------------------------------------
Net asset value, end of year                                   $8.93          9.33           7.74
--------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)(C)                                          (4.29)        20.54         (18.53)*
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)                     2,384         1,002            508
--------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                 8.03         11.25          24.06**
--------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                  3.18          3.06           3.18**
--------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                      (1.70)         (.93)          (.50)**
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                      200            78             69**
--------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                               CLASS C
                                                                                     FOR THE PERIOD
                                                                   YEAR ENDED        JANUARY 9, 1998
                                                                  OCTOBER 31,        (COMMENCEMENT OF
                                                              --------------------   OPERATIONS) TO
                                                               2000          1999    OCTOBER 31, 1998
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                             $9.35          7.76           9.50
--------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                    (.19)(a)      (.10)(a)          .03
--------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
  transactions                                                  (.20)         1.69          (1.71)
--------------------------------------------------------------------------------------------------------
Total from investment operations                                (.39)         1.59          (1.74)
--------------------------------------------------------------------------------------------------------
Net asset value, end of year                                   $8.96          9.35           7.76
--------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)(C)                                          (4.17)        20.49         (18.32)*
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)                       980           427            217
--------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                 8.51         11.55          24.03**
--------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                  3.15          3.03           3.15**
--------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                      (1.70)        (1.13)          (.47)**
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                      200            78             69**
--------------------------------------------------------------------------------------------------------

 * Not annualized.

** Annualized.

(a) Based on monthly average shares outstanding during the period.

(b) Total return does not reflect the effect of any sales charge.

(c) Total return would have been lower had certain expenses not been waived.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Emerging Markets Growth Fund (the "Fund") is
                             a non-diversified series of Kemper
                             Global/International Series, Inc. (the
                             "Corporation") which is registered under the Investment Company Act of 1940, as amended (the
                             "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates at period end. Purchases and sales of investment securities, income and

NOTES TO FINANCIAL STATEMENTS

                             expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. At October 31, 2000, the Fund had a net tax basis capital loss carryforward of approximately $695,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006 ($145,000), October 31, 2007 ($84,000) and October
                             31, 2008 ($466,000), the respective expiration dates.

                             The Fund is subject to a 0.38% Contribuicao
                             Provisoria sobre Movimentacoes Financieras (CPMF) tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian Market.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

--------------------------------------------------------------------------------


2    INVESTMENT
     TRANSACTIONS            For the year ended October 31, 2000, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                               $15,526,178
                             Proceeds from sales                      12,098,119

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


3    TRANSACTIONS
     WITH AFFILIATES         MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of 1.25% of average daily net assets. However, the Fund incurred no management fee for the year ended
                             October 31, 2000, after an expense reduction by Scudder Kemper of $81,081.

                             In addition, Scudder Kemper has temporarily agreed to absorb certain operating expenses of the Fund. Under these arrangements, Scudder Kemper waived and absorbed operating expenses of $266,420 for the year ended October 31, 2000.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. ("KDI"). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the year ended October 31, 2000 are $12,226.

                             For services under the distribution services agreement, the Fund pays KDI a fee of 0.75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the year ended October 31, 2000 are $37,986.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to 0.25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. The Fund incurred no administrative services fees for the year ended October 31, 2000, after an expense reduction by Scudder Kemper of $16,787.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company ("KSvC") is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $43,501 for the year ended October 31, 2000.

                             FUND ACCOUNTING AGENT. Scudder Fund Accounting Corporation, a subsidiary of Scudder Kemper, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. The Fund incurred no fund accounting fees for the year ended October 31, 2000, after an expense reduction by Scudder Kemper of $50,004.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or trustees of Scudder Kemper. For the year ended October 31, 2000, the Fund made no payments to its officers and incurred trustees' fees of $3,753 to independent trustees.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


4    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                                  YEAR ENDED OCTOBER 31,
                                                                              2000                      1999
                                                                     -----------------------    ---------------------
                                                                      SHARES       AMOUNT       SHARES       AMOUNT
                                       ------------------------------------------------------------------------------
                                       SHARES SOLD
                                        Class A                       406,914    $ 4,609,795    167,554    $1,534,150
                                       ------------------------------------------------------------------------------
                                        Class B                       336,600      3,726,607    146,161     1,293,111
                                       ------------------------------------------------------------------------------
                                        Class C                       150,607      1,693,357     31,623       286,450
                                       ------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A                      (244,313)    (2,724,723)   (85,185)   $ (782,446)
                                       ------------------------------------------------------------------------------
                                        Class B                      (177,100)    (1,942,340)   (96,365)     (889,165)
                                       ------------------------------------------------------------------------------
                                        Class C                       (86,866)      (993,619)   (20,879)     (187,410)
                                       ------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS               $ 4,369,077               $1,254,690
                                       ------------------------------------------------------------------------------

--------------------------------------------------------------------------------


5    LINE OF CREDIT          The Fund and several Kemper funds (the
                             "Participants") share in a $750 million revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require untimely disposition of securities. The
                             Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 5 percent of its net assets under the agreement.

--------------------------------------------------------------------------------


6    INVESTING IN
     EMERGING MARKETS        Investing in emerging markets may involve special
                             risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

--------------------------------------------------------------------------------


7    CESSATION OF
     OPERATIONS              On November 29, 2000, the Board of Trustees of the
                             Fund approved the cessation of operations of the Fund effective on or about February 23, 2001 (the
                             "Closing Date"). Accordingly, the Board has voted to redeem involuntarily the shares of any Fund shareholder outstanding at that time. This may be a taxable event for shareholders with the exception of those participating in a qualified defined contribution plan, defined benefit plan or other qualified retirement vehicle. In conjunction with approving the cessation of operations of the Fund, the Board approved closing the Fund to new investors effective as of the close of business on November 29, 2000.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER EMERGING MARKETS GROWTH FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Emerging Markets Growth Fund, as of October 31, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We have conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 2000, by correspondence with the custodian and brokers or other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Emerging Markets Growth Fund at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP

                                          Boston, Massachusetts

                                          December 13, 2000

NOTES

DIRECTORS&OFFICERS

DIRECTORS                         OFFICERS

JAMES E. AKINS                    MARK S. CASADY                    TARA C. KENNEY
Director                          President                         Vice President
JAMES R. EDGAR                    PHILIP J. COLLORA                 THOMAS W. LITTAUER
Director                          Vice President and                Vice President
                                  Secretary
ARTHUR R. GOTTSCHALK                                                ANN M. MCCREARY
Director                          JOHN R. HEBBLE                    Vice President
                                  Treasurer
FREDERICK T. KELSEY                                                 WILLIAM F. TRUSCOTT
Director                          JOYCE E. CORNELL                  Vice President
                                  Vice President
KATHRYN L. QUIRK                                                    LINDA J. WONDRACK
Director and Vice President       JOAN R. GREGORY                   Vice President
                                  Vice President
FRED B. RENWICK                                                     MAUREEN E. KANE
Director                                                            Assistant Secretary
JOHN G. WEITHERS                                                    CAROLINE PEARSON
Director                                                            Assistant Secretary
                                                                    BRENDA LYONS
                                                                    Assistant Treasurer

 .............................................................................................
LEGAL COUNSEL                         DECHERT
                                      Ten Post Office Square South
                                      Boston, MA 02109
 .............................................................................................
TRANSFER AND SHAREHOLDER              KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN                             BROWN BROTHERS HARRIMAN & CO.
                                      40 Water Street
                                      Boston, MA 02109
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      200 Clarendon Street
                                      Boston, MA 02116
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606-5808
                                      www.kemper.com


KEMPER FUNDS LOGO Long-term investing in a short-term world(SM)
Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Global and International Funds prospectus.
KEMGF - 2 (12/22/00) 4796
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)